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                             CONSOLIDATED AGREEMENT:
                        NOTICE OF RETIREMENT AND RELEASE
                           AND COVENANT NOT TO COMPETE

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      This Consolidated Agreement  ("Agreement") made this first day of January,

1999 by and between Robert C. Larson,  individually  (hereinafter referred to as

"Larson") and The Taubman Company Limited Partnership,  (hereinafter referred to as "TTC"),  which,  for purposes of this  Agreement,  will include its officers,

directors, employees, representatives, partners, attorneys, successors, assigns,

affiliates, and related entities.


                                   WITNESSETH:
                                   -----------

      In consideration  of the mutual  covenants and promises  contained in this

Agreement,  and as consideration for past services  rendered by Larson,  TTC and

Larson agree as follows:

      1. Effective January 1, 1999 and pursuant to prior notice,  Larson retires from his employment  with TTC. Larson agrees and  acknowledges  his final day of employment with TTC was December 31, 1998.

      2. As  consideration  for entering  into this  Agreement,  TTC shall grant

Larson an option or  options  to  purchase a  designated  number of mutual  fund shares with an initial aggregate value on the date of the grant(s) in the amount of Two Million Six Hundred Sixty-Six  Thousand Six


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Hundred  Sixty-Seven Dollars  ($2,666,667.00)  under The Taubman Company Limited

Partnership  Key Employee  Security Option Program (the  "KeySOPTM").  A copy of said  "KeySOP" is attached  hereto as Exhibit  "A" and is  incorporated  by this reference. The exercise price payable on exercise of any such option(s) shall be equal to 25% of the initial fair market value of the mutual fund shares  subject to such  option(s),  determined as of the option(s) date of grant.  Larson shall have ten (10)  years  from the  date of grant of each  such  option  in which to exercise  the  option.  Larson's  right to  exercise  any such  option  shall be determined  based on the terms and conditions  set forth in the program.  If all options  are  exercised,  the  aggregate  exercise  price will equal Six Hundred

Sixty-Six  Thousand  Six  Hundred  Sixty-Seven  Dollars  ($666,667.00)  plus any option(s)  payment on  dividends  reinvested  in the mutual fund  shares.

      3.   As additional  consideration  for entering  into this Agreement,  TTC agrees to provide Larson identical medical and dental insurance coverage as it applies to its senior executive employees for the period January 1, 1999 through

December 31, 2004. It is mutually  acknowledged  and agreed that the medical and dental  coverage  contemplated  under  this  paragraph  is subject to good faith changes or amendments  which may occur under TTC's benefit plans and that Larson will be provided  identical  coverage  whenever TTC's regular  senior  executive medical or dental insurance coverage is changed or amended. It is further agreed the insurance  coverage  provided under this Agreement is to be secondary to any other  coverage  Larson  may  acquire or become  eligible  to  receive,  such as

Medicare, unless otherwise required by law.

      4. In exchange for the consideration  set forth in this Agreement,  Larson agrees to release,  waive, and discharge TTC from any causes of action,  claims,

damages,  attorneys  fees, or any other  liabilities or claims as more fully set forth in Exhibit "B," attached hereto and incorporated by this reference.  It is mutually agreed that nothing in this Agreement or in Larson's


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Release  contained  in  Exhibit  "B"  will  impact  or  otherwise  affect  TTC's indemnification  of  Larson  while  he was  employed  or  associated  with  TTC.

Accordingly,  TTC specifically  undertakes to indemnify,  defend and hold Larson harmless from and against all claims, actions, damages, liabilities,  judgments,

costs,  expenses (including attorneys' fees), incurred by Larson which arise out of or are related to Larson's employment with TTC.

      5. It is mutually  agreed that TTC will be  responsible  for and undertake the completion of the relocation of Larson's office from its current location to a suitable space in the building now occupied by the firm of Miro,  Weiner,  and

Kramer, a professional  corporation,  at 500 North Woodward  Avenue,  Bloomfield

Hills, MI 48303-0908. TTC's obligations under this paragraph shall include costs for the space buildout,  as well as operating  expenses,  including rent and the cost of a person serving as assistant/secretarial  support, through December 31,

1999.

      6. TTC further  agrees to reimburse  Larson for  expenses  such as travel,

hotel, and other business and entertainment  expenses incurred by Larson for TTC related business activity.

      7. Larson agrees for the period January 1, 1999 through December 31, 2003,

inclusive,  that he will not render  services  to, be employed  by, serve on the

Board of Directors  of, or directly  own any business  entity which is primarily engaged in the  development,  management,  or  ownership  of  regional  shopping centers.

      8. TTC specifically advises Larson, by this paragraph,  to consult with an attorney of Larson's choice, at Larson's expense, before signing this Agreement.

Larson  understands  there is a  sufficient  amount  of time  totaling  at least twenty-one  (21) days from the date of receipt of this Agreement to consider the terms of this Agreement and to decide whether to accept the terms therein.


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      9. The parties  agree not to disclose  the terms of this  Agreement to any third  party,  except as required  by law or as  necessary  for the  purposes of receiving counsel from the parties' families,  attorneys,  accountants, or other advisors.

      10. This  Agreement is binding on and shall inure to the benefit of Larson

and  TTC,  their  heirs,   officers,   directors,   representatives,   partners,

successors, and assigns.

      11. Larson  acknowledges  being entitled to revoke this  Agreement  within seven (7) days  after  signing  it,  and that the  Agreement  shall  not  become effective or enforceable  until this  revocation  period has expired.  If Larson timely revokes this  Agreement,  Larson agrees to immediately  return to TTC any consideration received as provided under this Agreement. A revocation must be in writing and either  postmarked  and  addressed  to TTC or hand  delivered to TTC within seven (7) days after Larson signed this Agreement.

      12. By signing this Agreement,  Larson  acknowledges having had a full and fair  opportunity  to  discuss  all  aspects  of this  Agreement  with  Larson's attorney,  if Larson  chooses to do so; and has carefully  read this  Agreement,

understands it, and is entering into it voluntarily  and knowingly,  which means no one is forcing or pressuring Larson to sign it.

      13.  This  Agreement,   including  references  to  incorporated  Exhibits,

constitute the entire Agreement between Larson and TTC. Any modification to this

Agreement  must be made in writing  and  signed by Larson and a duly  authorized representative of TTC.

      14.  If  any  provision  of  this   Agreement  is  ruled  to  be  invalid,

unenforceable,  or illegal, TTC and Larson agree that the rest of this Agreement will remain  enforceable and that the Agreement will be construed as if it never contained the invalid, unenforceable, or illegal provision.


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      15.  This  Agreement  is to  be  interpreted,  construed  and  applied  in accordance with the laws of the State of Michigan,  except if applicable federal law provides differently.




IN WITNESS  WHEREOF,  the parties  hereto have caused this  Agreement to be duly executed.



THE TAUBMAN COMPANY LIMITED         ROBERT C. LARSON
PARTNERSHIP




      /s/ Robert S. Taubman           /s/ Robert C. Larson
      ---------------------           --------------------
By:   Robert S. Taubman




Date: July 27, 1999                   Date:  June 28, 1999
      -------------                          -------------

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EXHIBIT B


                                     RELEASE

      Pursuant to Paragraph 4, Larson agrees to the following as it pertains to his employment with TTC:

      In exchange for the consideration set forth in this Agreement, Larson agrees to release, waive, and discharge TTC from any causes of action, claims, damages, attorneys fees, or any other liabilities or claims whatsoever in nature, whether in law or in equity, known or unknown, that Larson has, may have, or may have had against TTC. These waivers, releases, and discharges constitute a general release, extinguish any claims and preclude any litigation by Larson against TTC based on anything that occurred on or before the date on which Larson signs this Agreement, and are effective to the fullest extent permitted by law. This means that Larson gives up, to the fullest extent permitted by law, any right to file any lawsuit or any complaint with any government agency or court of law against TTC about anything arising in the course of Larson's employment under any local, state, or federal statute, law, or regulation, including but not limited to the Age Discrimination in Employment Act, the Older Workers' Benefits Protection Act, Title VII of the Civil Rights Act of 1964, The Americans with Disabilities Act, the Elliot-Larsen Civil Rights Act (State of Michigan), the Michigan Persons with Disabilities Civil Rights Act, as amended, and any other local, state, or federal statue or any cause of action under common law. Larson understands that the only claims he is not waiving and releasing are claims that, as a matter of law, cannot be released and waived, including, but not limited to any fully vested benefits under TTC's retirement plans and any other fully vested benefits to which Larson would be entitled under TTC's current benefit plans.


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      This Release will not be construed to prohibit Larson from filing a Charge of Discrimination with the Equal Employment Opportunity Commission ("EEOC"). This Release, however, includes a release of Larson's rights to file a court action or to seek individual remedies or damages in any EEOC-filed court action, and that release will also apply to any proceedings arising from or relating to a Charge of Discrimination with the EEOC.



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